Nuance Concentrated Value Fund
Schedule of Investments
1/31/2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 85.9%
Consumer Staples# - 29.1%
Beiersdorf AG - ADR	1,807,170	$35,926,539
Cal-Maine Foods, Inc.	380,132	14,825,148
Henkel AG & Co. KGaA - ADR	1,246,564	24,719,364
Kimberly-Clark Corp.	249,161	34,297,012
Sanderson Farms, Inc.	113,381	20,862,104
		130,630,167
Financials - 12.1%
Chubb Ltd.	28,899	5,701,195
Everest Re Group, Ltd.	39,547	11,207,620
Northern Trust Corp.	68,394	7,977,476
Travelers Companies, Inc.	176,940	29,403,889
		54,290,180
Healthcare+ - 28.0%
Baxter International, Inc.	326,263	27,875,911
Becton, Dickinson & Co.	8,838	2,246,089
Bioventus, Inc. - Class A *	187,705	2,445,796
Dentsply Sirona, Inc.	148,918	7,955,200
ICU Medical, Inc. *	58,433	12,467,265
NuVasive, Inc. *	45,852	2,384,762
Smith & Nephew - ADR	878,370	29,741,608
Universal Health Services, Inc. - Class B	150,097	19,521,616
Zimmer Biomet Holdings, Inc.	169,735	20,880,800
		125,519,047
Industrials - 1.4%
3M Co.	37,394	6,208,152
Materials - 2.5%
GCP Applied Technologies, Inc. *	350,172	11,170,487
Real Estate - 5.6%
Equity Commonwealth *	968,664	25,224,011
Utilities - 7.2%
SJW Group	190,054	13,087,118
United Utilities Group PLC - ADR	674,869	19,395,735
		32,482,853
Total Common Stocks
(Cost $359,329,428)		385,524,897

SHORT-TERM INVESTMENT - 14.4%
First American Government Obligations Fund, Class X, 0.03% ^
(Cost $64,515,719)	64,515,719	64,515,719

Total Investments - 100.3%
(Cost $423,845,147)		450,040,616
Other Assets and Liabilities, Net - (0.3)%		(1,157,831)
Total Net Assets - 100.0%		$448,882,785

#
The Fund is significantly invested in this sector and therefore is subject to additional risks. Changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulation, marketing, and supply and demand may affect companies in this sector.

+
The Fund is significantly invested in this sector and therefore is subject to additional risks. Companies in this sector are subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection, and product obsolescence.

*	Non-income producing security
^	The rate shown is the annualized seven day effective yield as of January 31, 2022.
ADR -	American Depositary Receipt

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$385,524,897	$-	$-	$385,524,897
Short-Term Investment	64,515,719	-	-	64,515,719
Total Investments	$450,040,616	$-	$-	$450,040,616

Refer to the Schedule of Investments for further information on the classification of investments.